Special Servicer Acknowledgment and Assumption

May 10, 2023

To the Parties Set Forth on Schedule I, attached hereto

Re: Special Servicer Acknowledgement and Assumption: Pooling and Servicing Agreement dated as of August 1, 2019 for the Benchmark 2019-B12 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2019-B12

Dear Sir or Madam:

Reference is made to the (i) Pooling and Servicing Agreement, dated as of August 1, 2019, among Citigroup Commercial Mortgage Securities Inc., as Depositor, Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer, Midland Loan Services, a Division of PNC Bank, National Association, as a Special Servicer, Midland Loan Services, a Division of PNC Bank, National Association as successor to Pacific Life Insurance Company, solely with respect to the Woodlands Mall Loan Combination, as a Special Servicer, CWCapital Asset Management LLC as successor to Trimont Real Estate Advisors, LLC, solely with respect to The Centre Loan Combination, as a Special Servicer, Pentalpha Surveillance LLC, as Operating Advisor, Pentalpha Surveillance LLC, as Asset Representations Reviewer, Citibank, N.A., as Certificate Administrator, and Wilmington Trust, National Association, as Trustee (the “PSA”) and (ii) the Co-Lender Agreement, dated as of May 31, 2019, by and between Citi Real Estate Funding Inc., in its capacities as Initial Note A-1 Holder and Initial Note A-2 Holder, relating to The Zappettini Portfolio Mortgage Loan; and the Agreement Between Noteholders, dated as of July 11, 2019, by and between Deutsche Bank AG, New York Branch, in its capacity as Initial Note A-1 Holder, Initial Note A-2 Holder and Initial Note A-3 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, in its capacities as Initial Note A-4 Holder, Initial Note A-5 Holder and Initial Note A-6 Holder, relating to the CIRE Equity Retail & Industrial Portfolio Mortgage Loan (together, the “Co-Lender Agreements”). Capitalized terms used herein but undefined have the meanings given to them in the PSA and Co-Lender Agreements.

Pursuant to Sections 3.21, 6.08(a) and 7.02 of the PSA and Section 7 of the Co-Lender Agreements, K-Star Asset Management LLC (“K-Star”) hereby agrees with all the other parties to the PSA that K-Star shall serve as the Special Servicer under, and as defined in the PSA with regard to the Serviced Loans (with the exception of the 2 MacArthur Mortgage Loan, the Centre Mortgage Loan, and Woodlands Mall Mortgage Loan). K-Star hereby acknowledges and agrees that, as of May 10, 2023 (the “Effective Date”), it is and shall be a party to the PSA and bound thereby to the full extent indicated therein in the capacity of the Special Servicer with respect to the Serviced Loans (with the exception of 2 MacArthur Mortgage Loan, the Centre Mortgage Loan, and Woodlands Mall Mortgage Loan), but shall have no liability with respect to any act or omission of any predecessor Special Servicer. K-Star hereby accepts all responsibilities, duties and liabilities of the Special Servicer and assumes the due and punctual performance and observance of each covenant and condition to be performed or observed by the Special Servicer under the PSA from and after the Effective Date.

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K-Star’s address for notices pursuant to Section 12.04 of the PSA is as follows:

K-Star Asset Management LLC

5949 Sherry Lane, Suite 950

Dallas, Texas 75225

Attention: Lindsey Wright

Email: Lindsey.Wright@KKR.com

As of the Effective Date, K-Star hereby:

(a) makes the representations and warranties provided for in Section 2.06 of the PSA mutatis mutandis with all references to “Agreement” in Section 2.06 of the PSA to include this Special Servicer Acknowledgement and Assumption (“Acknowledgment”) in addition to the PSA, except that it (i) is a Delaware limited liability company, and (ii) has executed this Acknowledgment in lieu of execution and delivery of the PSA per Section 2.06(a)(ii); and

(b) certifies that it satisfies all related qualifications set forth in the Co-Lender Agreements relating to the Serviced Companion Loans; and

(c) represents and warrants that, as of the Effective Date, it satisfies all of the eligibility requirements applicable to the Special Servicer set forth in the PSA and the Co-Lender Agreements and that all preconditions to the appointment of K-Star as Special Servicer have been satisfied.

For the sake of clarity, it is understood and agreed that the Non-Serviced Mortgage Loans the 2 MacArthur Mortgage Loan, the Centre Mortgage Loan, and Woodlands Mall Mortgage Loan are not covered by this Acknowledgement as (1) such Non-Serviced Mortgage Loans are not serviced under the PSA and (2) the 2 MacArthur Mortgage Loan, the Centre Mortgage Loan, and Woodlands Mall Mortgage Loan are not included in this transfer and accordingly special servicing of those Non-Serviced Mortgage Loans and the 2 MacArthur Mortgage Loan, the Centre Mortgage Loan, and Woodlands Mall Mortgage Loan is not transferring to K-Star.

[SIGNATURE PAGE FOLLOWS]

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K-STAR ASSET MANAGEMENT LLC, a Delaware limited liability company

By: /s/ Lindsey Wright

Name: Lindsey Wright

Title: President and Chief Executive Officer

[Signature Page to BMARK 2019-B12 Acknowledgement and Assumption Agreement]

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Schedule I

Depositor:

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 6th Floor

New York, New York 10013

Attention: Richard Simpson

Fax number: (646) 328 2943

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street, 5th Floor

New York, New York 10013

Attention: Raul Orozco

Fax number: (347) 394 0898

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 17th Floor

New York, New York 10013

Attention: Ryan M. O’Connor

Fax number: (646) 862 8988

with electronic copies e mailed to:

Richard Simpson at richard.simpson@citi.com and

Ryan M. O’Connor at ryan.m.oconnor@citi.com

Master Servicer and Special Servicer:

Midland Loan Services, a Division of PNC Bank, National Association,

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Fax number: 1 888 706 3565

with a copy to: NoticeAdmin@midlandls.com

with a copy to:

Stinson LLP

1201 Walnut Street, Suite 2900

Kansas City, Missouri 64106 2150

Attention: Kenda K. Tomes

Fax number: (816) 412 9338

Certificate Administrator:

Citibank, N.A.

388 Greenwich Street

New York, New York 10013

Attention: Citibank Agency & Trust Benchmark 2019 B12

Fax number: (212) 816 5527

and with respect to e mail pursuant to this Agreement, at ratingagencynotice@citi.com

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Trustee:

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Fax number: (302) 636 4140

Email: cmbstrustee@wilmingtontrust.com

Operating Advisor and Asset Representations Reviewer:

Pentalpha Surveillance LLC

375 N. French Road, Suite 100

Amherst, New York 14228

Attention: Benchmark 2019 B12—Transaction Manager

With a copy sent via email to: notices@pentalphasurveillance.com

(with Benchmark 2019 B12 in the subject line)

with a copy to:

Bass, Berry & Sims PLC

150 Third Avenue South

Suite 2800

Nashville, Tennessee 37201

Email: jknight@bassberry.com

CGCMT 2019-GC41– Other Depositor

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 6th Floor

New York, New York 10013

Attention: Richard Simpson

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street, 5th Floor

New York, New York 10013

Attention: Raul Orozco

Fax number: (347) 394-0898

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 17th Floor

New York, New York 10013

Attention: Ryan M. O’Connor

Fax number: (646) 862-8988

with electronic copies e-mailed to:

Richard Simpson at richard.simpson@citi.com and

Ryan M. O’Connor at ryan.m.oconnor@citi.com

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CGCMT 2019-GC41– Other Master Servicer

Midland Loan Services, a Division of PNC Bank, National Association,
10851 Mastin Street, Suite 700
Overland Park, Kansas 66210
Attention: Executive Vice President – Division Head
Fax number: 1-888-706-3565

with a copy to:

Stinson LLP
1201 Walnut Street, Suite 2900
Kansas City, Missouri 64106-2150
Attention: Kenda K. Tomes
Fax number: (816) 412-9338

Email: NoticeAdmin@midlands.com

CGCMT 2019-GC41 – Other Special Servicer

Rialto Capital Advisors, LLC,

Southeast Financial Center

200 S. Biscayne Blvd, Suite 3550

Miami, Florida 33131

Attention: Liat Heller, Jeff Krasnoff, Niral Shah and Adam Singer

Facsimile number: (305) 229-6425

E-mail: liat.heller@rialtocapital.com, niral.shah@rialtocapital.com, adam.singer@rialtocapital.com and jeff.krasnoff@rialtocapital.com

CGCMT 2019-GC41– Other Trustee

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee – CGCMT 2019-GC41

Fax number: (302) 636-4140

Email: cmbstrustee@wilmingtontrust.com

CGCMT 2019-GC41– Other Certificate Administrator

Citibank, N.A.

388 Greenwich Street

New York, New York 10013

Attention: Citibank Agency & Trust - CGCMT 2019-GC41

Fax number: (212) 816-5527

and with respect to e-mail pursuant to this Agreement, at ratingagencynotice@citi.com

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CGCMT 2019-GC41– Other Operating Advisor and the Asset Representations Reviewer

Park Bridge Lender Services LLC

600 Third Avenue, 40th floor

New York, New York 10016

Attention: CGCMT 2019-GC41 – Surveillance Manager

with copies sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com

BBCMS 2019-C4 – Other Depositor

Barclays Commercial Mortgage Securities LLC
745 Seventh Avenue
New York, New York 10019
Attention: Daniel Vinson
Email: daniel.vinson@barclays.com

with a copy to:
Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019
Attention: Lillian Tillman Legal Department
Email: lillian.tillman@barclays.com

BBCMS 2019-C4 – Other Master Servicer

Wells Fargo Bank, National Association
Commercial Mortgage Servicing
Three Wells Fargo
MAC D1050-084
401 South Tryon Street, 8th Floor
Charlotte, North Carolina 28202
Attention: BBCMS 2019-C4 Asset Manager
Email: commercial.servicing@wellsfargo.com

with a copy to:
K&L Gates LLP

300 South Tryon Street, Suite 1000

Charlotte, North Carolina 28202

Attention: Stacy G. Ackermann

BBCMS 2019-C4 – Other Special Servicer

Rialto Capital Advisors, LLC,

Southeast Financial Center

200 S. Biscayne Blvd, Suite 3550

Miami, Florida 33131

Attention: Liat Heller, Jeff Krasnoff, Niral Shah and Adam Singer

Facsimile number: (305) 229-6425

E-mail: liat.heller@rialtocapital.com, niral.shah@rialtocapital.com, adam.singer@rialtocapital.com and jeff.krasnoff@rialtocapital.com

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BBCMS 2019-C4 – Other Trustee

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: CMBS Trustee BBCMS 2019-C4

with a copy to:
CMBSTrustee@wilmingtontrust.com
Facsimile No.: (302) 636-4140

BBCMS 2019-C4 – Other Certificate Administrator

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services – BBCMS 2019-C4

with a copy to:
cts.cmbs.bond.admin@wellsfargo.com
trustadministrationgroup@wellsfargo.com

BBCMS 2019-C4 – Other Custodian

Wells Fargo Bank, National Association
1055 10th Avenue SE
Minneapolis, Minnesota 55414
Attention: Document Custody Group – BBCMS 2019-C4

with a copy to cmbscustody@wellsfargo.com

BBCMS 2019-C4 – Other Operating Advisor and the Asset Representations Reviewer

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016
Attention: BBCMS 2019-C4 - Surveillance Manager (with a copy sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com)

WFCM 2019-C51 – Other Depositor

Wells Fargo Commercial Mortgage Securities, Inc.

c/o Wells Fargo Securities, LLC

30 Hudson Yards, 15th Floor
New York, New York 10001
Attention: A.J. Sfarra
cmbsnotices@wellsfargo.com

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with a copy to:

Troy B. Stoddard, Esq.

Senior Counsel, Wells Fargo Legal Department
401 S Tryon Street, MAC D1050-272
26th Floor
Charlotte, North Carolina 28202-1911

WFCM 2019-C51 – Other Master Servicer

Wells Fargo Bank, National Association

Commercial Mortgage Servicing

Three Wells Fargo

MAC D1050-084

401 South Tryon Street, 8th Floor

Charlotte, North Carolina 28202

Attention: WFCM 2019-C51 Asset Manager

Email: commercial.servicing@wellsfargo.com

with a copy to:

Mayer Brown LLP

214 North Tryon Street, Suite 3800

Charlotte, North Carolina 28202

Attention: Christopher J. Brady, Esq.

WFCM 2019-C51 – Other Special Servicer

C-III Asset Management LLC

5221 N. O’Connor Blvd., Suite 800

Irving, Texas 75039

Attention: Lindsey Wright

Facsimile No.: (972) 868-5490

Email: lwright@c3cp.com

with a copy to:

C-III Asset Management LLC

5221 N. O’Connor Blvd., Suite 800

Irving, Texas 75039

Attention: Jenna Unell

Facsimile No.: (972) 868-5490

Email: junell@c3cp.com

WFCM 2019-C51 – Other Trustee

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee WFCM 2019-C51

with a copy to:

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CMBSTrustee@wilmingtontrust.com

WFCM 2019-C51 – Other Certificate Administrator

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services – WFCM 2019-C51

with a copy to:

cts.cmbs.bond.admin@wellsfargo.com

trustadministrationgroup@wellsfargo.com

WFCM 2019-C51 – Other Custodian

Wells Fargo Bank, National Association

1055 10th Avenue SE

Minneapolis, Minnesota 55414

Attention: Document Custody Group – WFCM 2019-C51

with a copy to cmbscustody@wellsfargo.com

WFCM 2019-C51 – Other Operating Advisor and the Asset Representations Reviewer

Pentalpha Surveillance LLC

375 N. French Road, Suite100

Amherst, New York 14228

Attention: WFCM 2019-C51 Transaction Manager

with a copy sent via email to: notices@pentalphasurveillance.com with WFCM 2019-C51 in the subject line with a copy to:

Bass, Berry & Sims PLC

150 Third Avenue South

Suite 2800

Nashville, Tennessee 37201

Attention: Jay H. Knight

Email: jknight@bassberry.com

WFCM 2019-C54 – Other Depositor

Wells Fargo Commercial Mortgage Securities, Inc.
c/o Wells Fargo Securities, LLC
30 Hudson Yards, 15th Floor
New York, New York 10001
Attention: A.J. Sfarra
cmbsnotices@wellsfargo.com

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with a copy to:

Troy B. Stoddard, Esq.
Senior Counsel, Wells Fargo Legal Department
401 S Tryon Street, MAC D1050-272
26th Floor
Charlotte, North Carolina 28202-1911

WFCM 2019-C54 – Other Master Servicer

Wells Fargo Bank, National Association
Commercial Mortgage Servicing
Three Wells Fargo
MAC D1050-084
401 South Tryon Street, 8th Floor
Charlotte, North Carolina 28202
Attention: WFCM 2019-C54 Asset Manager
Email: commercial.servicing@wellsfargo.com

with a copy to:

K&L Gates LLP

300 South Tryon Street, Suite 1000

Charlotte, North Carolina 28202

Attention: Stacy G. Ackermann

WFCM 2019-C54 – Other Special Servicer

LNR Partners, LLC
1601 Washington Avenue, Suite 700
Miami Beach, Florida 33139
Attention: Heather Bennett. and Job Warshaw
Facsimile number: (305) 695-5601
Email: hbennett@lnrpartners.com and jwarshaw@lnrproperty.com with a copy to:
lnr.cmbs.notices@lnrproperty.com

WFCM 2019-C54 – Other Trustee

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: CMBS Trustee WFCM 2019-C54

with a copy to:
CMBSTrustee@wilmingtontrust.com
Facsimile No.: (302) 636-4140

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WFCM 2019-C54 – Other Certificate Administrator

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services – WFCM 2019-C54

with a copy to:
cts.cmbs.bond.admin@wellsfargo.com
trustadministrationgroup@wellsfargo.com

WFCM 2019-C54 – Other Operating Advisor and the Asset Representations Reviewer

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016
Attention: WFCM 2019-C54 - Surveillance Manager
(with a copy sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com)

UBS 2019-C17 – Other Depositor

UBS Commercial Mortgage Securitization Corp.
1285 Avenue of the Americas
New York, New York 10019
Attention: Nicholas Galeone
E-mail: nicholas.galeone@ubs.com

with a copy to:

UBS Business Solutions LLC

1285 Avenue of the Americas

New York, New York 10019
Attention: Chad Eisenberger, Executive Director & Counsel

and a copy to:

Cadwalader, Wickersham & Taft LLP
One World Financial Center
New York, New York
Attention: Frank Polverino, Esq.
Facsimile: (212) 504-6666

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UBS 2019-C17– Other Master Servicer

Wells Fargo Bank, National Association,
Commercial Mortgage Servicing
Three Wells Fargo
MAC D1050-084
401 South Tryon Street, 8th Floor
Charlotte, North Carolina 28202
Attention: UBS 2019-C17 Asset Manager
Email: commercial.servicing@wellsfargo.com

with a copy to:

K&L Gates LLP

300 South Tryon Street, Suite 1000

Charlotte, North Carolina 28202

Attention: Stacy G. Ackermann

UBS 2019-C17– Other Special Servicer

Rialto Capital Advisors, LLC,

Southeast Financial Center

200 S. Biscayne Blvd, Suite 3550

Miami, Florida 33131

Attention: Liat Heller, Jeff Krasnoff, Niral Shah and Adam Singer

Facsimile number: (305) 229-6425

E-mail: liat.heller@rialtocapital.com, niral.shah@rialtocapital.com, adam.singer@rialtocapital.com and jeff.krasnoff@rialtocapital.com

UBS 2019-C17– Other Trustee

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: CMBS Trustee UBS 2019-C17

with a copy to:
CMBSTrustee@wilmingtontrust.com
Facsimile No.: (302) 636-4140

UBS 2019-C17– Other Certificate Administrator

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services: UBS 2019-C17

with a copy to:
cts.cmbs.bond.admin@wellsfargo.com
trustadministrationgroup@wellsfargo.com

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UBS 2019-C17– Other Custodian

Wells Fargo Bank, National Association
1055 10th Ave SE
Minneapolis, Minnesota 55414
Attn: Document Custody Group: UBS 2019-C17
E-mail: cmbscustody@wellsfargo.com

UBS 2019-C17– Other Operating Advisor and the Asset Representations Reviewer

Pentalpha Surveillance LLC
375 N. French Road, Suite 100
Amherst, New York, 14228
Attention: UBS 2019-C17 Transaction Manager
With a copy sent via e-mail to: notices@pentalphasurveillance.com with UBS 2019-C17 in the subject line with a copy to:

Bass, Berry & Sims PLC
150 Third Avenue South
Suite 2800
Nashville, Tennessee 37201
Attention: Jay H. Knight
E-mail: jknight@bassberry.com

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